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                                                                 EXHIBIT 10.1




                 SOFTWARE ARCHITECTURE AND ENGINEERING, INC.
                               FIRST AMENDMENT
                       1986 INCENTIVE STOCK OPTION PLAN

                 The 1986 Incentive Stock Option Plan is hereby amended, pursuant to paragraph 16 of said plan, in the following manner:

                 1. Paragraph 8 is hereby deleted in its entirety and the following substituted in its place:

                          "8.  Maximum Fair Market Value Upon Exercise.

                          The aggregate fair market value of the stock
(determined at the time the option is granted) with respect to which incentive stock options are exercisable for the first time by such optionee during any calendar year (under all such plans of the optionee's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000."

                 2.       Paragraph 10 is hereby deleted in its entirety.

                 3. No options shall be granted under this Plan after December 31, 1991.
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                 4.       Effective Dates.

                          Paragraphs 1 and 2 of this Amendment shall be
effective as of January 1, 1987. Paragraph 3 of this Amendment shall be effective as of January 1, 1992.



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                  SOFTWARE ARCHITECTURE AND ENGINEERING, INC.

                        1986 INCENTIVE STOCK OPTION PLAN



                 1.       Purpose.

                 This Incentive Stock Option Plan (hereinafter called the "Plan") for SOFTWARE ARCHITECTURE AND ENGINEERING, INC. (hereinafter called the "Company") is intended to provide certain key employees with additional incentive to promote the success of the Company, to increase their proprietary interest in the success of the Company and to encourage them to remain in its employ. These aims will be effectuated through the granting of incentive stock options (hereinafter called "Options") as such term is defined under Section 422A of the Internal Revenue Code of 1954, as amended (hereinafter called the "Code"), and the terms of the Plan shall be interpreted in accordance with this intention.

                 2.       Administration.

                 The Plan shall be administered by the Board of Directors of the Company (hereinafter called the "Board"). The Board shall have authority, subject to the terms of the Plan, to determine the employees to whom Options shall be granted, the number of shares and the purchase price of the shares covered by each Option, the time or times at which Options shall be granted, and the terms and provisions of the instruments by which Options shall be granted; to construe the provisions of the Plan; and to make all determinations necessary or advisable for the administration of the Plan. The Board, within its discretion, shall have the authority to appoint a committee of not less than three of its members which shall have authority over this Plan in lieu of the entire Board.
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                 3.       Eligibility.

                 Options may be granted to those key employees of the Company as the Board shall select from time to time on the basis of demonstrated ability to contribute substantially to the future success of the Company. In no event shall an Option be granted to any individual who, immediately after such Option is granted, is considered to own stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company.

                 4.       Allotment of Shares.

                 A maximum of 300,000 authorized but unissued shares of the Class B Non-Voting Common Stock of the Company (par value $0.01) are allotted to the Plan. The Board may, in its discretion, use Treasury shares in lieu of authorized but unissued shares for the Options. The aggregate number of shares of stock for which Options may be granted shall be subject to adjustment in accordance with the terms of Paragraph 15 below. Any shares subject to an Option under the Plan, which Option for any reason expires or is terminated unexercised as to such shares, may again be subjected to an Option under the Plan.

                 5.       Terms and Conditions of Options.

                 All Options granted pursuant to the Plan shall be authorized by the Board of Directors and shall be evidenced by written agreements (hereinafter called "Stock Option Agreements") in such form and containing such terms and conditions as the Board shall determine.

                 6.       Option Price.

                 The option price per share for each Option granted under the Plan shall be not less than 100 percent of the fair market value of a share of stock on the date of grant of such Option as determined by the
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Board.  The fair market value shall be determined by the Board in the manner prescribed by the Code and the regulations thereunder.

                 7. Period of Option.

                 Each Stock Option Agreement shall set forth the period for which such Option is granted, which shall not exceed ten (10) years from the date such Option is granted.

                 8. Maximum Fair Market Value Per Optionee.

                 The aggregate fair market value of the stock for which any employee may be granted Options in any calendar year under this or any other incentive stock option plan established by the Company shall not exceed $100,000 plus any unused limit carryover to such year within the meaning of
Section 422A(c)(4) of the Code to such year.

                 9. Exercisability of Options.

                 Each Option shall become exercisable in one or more installments at the time or times provided in the optionee's Stock Option Agreement. An Optionee may choose to exercise any exercisable Option at any time and from time to time, in whole or in part, until the expiration date of the Option as stated in the Optionee's Stock Option Agreement or the termination of the Option as specified in Paragraph 12 below.

                 10. Sequential Exercise.


                 No Option granted under this Plan shall be exercisable while there is outstanding (within the meaning of Section 422A(c)(7) of the Code) any incentive stock option which was granted, before the granting of such Option, to the optionee to purchase stock in the Company.
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                 11.      Method of Exercise and Payment.

                 An Option may be exercised by submission of a completed Notice of Exercise form to any officer of the Company. Such forms shall be available at the offices of the Company. At the time any Option is exercised, the optionee or anyone permitted to exercise the Option subsequent to the optionee's death, shall make full payment of the option price by check payable to the Company.

                 12.      Termination of Employment.

                 (a)      Termination Without Cause.

                 If an optionee ceases to be employed by the Company other than by reason of death, disability, termination for cause or retirement, then any Option or Options granted to the optionee under the Plan, to the extent the Options are exercisable as of the date of the optionee's termination of employment, may be exercised by the optionee within three (3) months after his termination date. To the extent any Option is not exercisable as of the optionee's termination date or is not actually exercised by the optionee within said three-month period, the Option shall be deemed terminated and cancelled as of the optionee's termination date.

                 (b)      Termination For Cause.

                 If an optionee ceases to be employed by the Company due to the termination of his employment for cause, then any Option or Options granted to the optionee under the Plan (whether or not otherwise currently exercisable) shall terminate as of the date of the optionee's termination of employment.
The optionee's termination of employment shall be deemed "for cause" if such termination is a result of any of the following:
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                 1.       Insubordination or neglect by the optionee of the
                          optionee's duties and obligations to the Company;

                 2. Breach by the optionee of any employment contract, nondisclosure agreement or other contract with the Company;

                 3. Conviction of the optionee of a crime amounting to a felony; and

                 4. Commission of any acts injurious to the Company or to the reputation of the Company.

                 (c)      Retirement.

                 If an optionee ceases to be employed by the Company by reason of his retirement at his Retirement Date, than any Option or Options granted to the optionee under the Plan, to the extent such Options are exercisable at or within three (3) months after the optionee's Retirement Date, may be exercised by the optionee within said three (3) month period. To the extent any Option is not exercisable prior to the expiration of said three-month period, such Option shall be deemed terminated and cancelled as of the optionee's Retirement Date. To the extent any exercisable Option is not exercised within said three-month period, such option shall continue in effect in accordance with its original terms and shall expire on its stated expiration date. However, the Option shall cease to be an incentive stock option (as defined in Section 422A of the Code) upon the expiration of said three-month period and shall thereafter be treated as a nonqualified stock option. For purposes of this Plan, an optionee's Retirement Date shall mean any date on which an optionee retires on or after reaching the Normal Retirement Date as specified in the Company's qualified retirement plans.

                 (d)      Disability or Death.

                 If an optionee's employment with the Company is terminated by reason of the optionee's disability or death, then any Option or Options
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granted to the optionee under the Plan, to the extent such Options are exercisable at or within three (3) months after the Optionee's disability termination date or death, may be exercised within one (1) year after such disability termination date or death. To the extent such Options are not exercisable within three (3) months of the optionee's disability termination date or death, such Options shall be deemed terminated and cancelled as of said disability termination date or date of death. To the extent that any exercisable Option is not exercised within said one-year period, such Option shall continue in effect in accordance with its original terms and shall expire on its stated expiration date. However, the Option shall cease to be an incentive stock option (as defined in Section 422A of the Code) upon the expiration of said one-year period and shall thereafter be treated as a nonqualified stock option. The term "disability" shall be defined for purposes of this Plan in the same manner as such term is defined in Section 105(d)(4) of the Code and the term "disability termination date" shall be defined as the date on which the optionee terminates employment with the Company due to such a disability. Any Options which are exercisable hereunder subsequent to an optionee's death may be exercised by the personal representative of the optionee's estate or by any person who acquires the Option by will or by the laws of descent and distribution.

                 13.      Non-Transferability of Option.

                 No Option shall be assignable or transferable by the optionee except by will or the laws of descent and distribution, and during the lifetime of the optionee each Option shall be exercisable only by the optionee. Upon any attempt to transfer, assign, pledge, hypothecate or
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otherwise dispose of an Option or any of the rights of the optionee thereunder
(other than by will or the laws of descent and distribution), such Option shall immediately become null and void and the rights and privileges of the optionee thereunder shall immediately terminate. No optionee shall have any rights as a stockholder with respect to any shares subject to an Option until payment of the purchase price for such shares and delivery of a certificate evidencing ownership of such shares.

                 14.      Restrictions on Disposition of Stock.

                 The following restrictions are hereby imposed upon any shares of stock acquired pursuant to this Plan (and any shares of stock issued pursuant to a stock dividend or stock split thereon or any securities issued in lieu thereof or in substitution or exchange therefor):

                 (a)      One Year Holding Requirement.

                 No shares of stock shall be sold, assigned, transferred, or otherwise disposed of within the one (1) year period after the transfer of such shares to the optionee, unless the Board, in its sole discretion, consents in writing to an earlier disposition.

                 (b)      Purchase Option of Company.

                 No shares of stock shall be sold or assigned unless or until the shareholder has given notice to the Company acknowledging the receipt by the shareholder of a bona fide written purchase offer for such shares and describing the terms thereof. Such notice shall be in writing and delivered to the Company by certified mail, return receipt requested. The Company shall have the right for a period of sixty (60) days from the receipt of such notice to purchase such shares from the shareholder at the price and upon the terms set forth in such bona
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fide purchase offer.  In the event the Company does not elect to purchase such shares, the shareholder shall be free to sell such shares in strict compliance with the terms of such bona fide purchase offer, provided that such sale is consummated within thirty (30) days from the earlier of the date the Company notifies the shareholder that it will not purchase such shares, or the expiration of the sixty day notice period described above. This subparagraph
(b) shall become null and void as of the date of the Company's initial public offering.

                 (c) No shares of stock shall be sold or otherwise disposed of except pursuant to an effective registration statement under the Securities Act of 1933, as amended, the Maryland securities laws and the securities laws of any other state or by operation of law, except in a transaction which, in the opinion of counsel for the Company, is exempt from registration under said Act and any other applicable securities laws.

                 All stock certificates issued under the Plan will contain appropriate legends containing the transfer restrictions described in (a), (b) and (c) above.

                 15. Adjustment in Event of Change of Stock.

                 In the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, rights offering, or any other change in the corporate structure or stock of the Company, the Board shall make such adjustment as it may deem equitably required in the number and kind of shares authorized by and for the Plan, the number and kind of shares covered
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by the Options granted and in the option price.  The determination of the Board as to any adjustment shall be final and conclusive.

                 16. Amendment of Plan.

                 The Board may terminate, amend or modify the Plan at any time; provided, however, that no change shall be made that increases (except pursuant to Paragraph 15) the total number of shares covered by the Plan or affects any change in who may receive Options under the Plan or materially increases the benefits accruing to optionees hereunder unless such change is authorized by the stockholders of the Company. Notwithstanding the foregoing, the Board may amend the Plan without stockholder approval to the extent necessary to permit the options granted under the Plan to qualify as incentive stock options under the requirements of Section 422A of the Code. No amendment, modification or termination of the Plan shall in any manner affect any Option theretofore granted to an optionee under the Plan without the consent of the optionee or the transferee of such Option.

                 17.      Term of the Plan.

                 The Plan shall be effective as of May 15, 1986, the date of its adoption by the Board of Directors and its approval by the stockholders of the Company. The Plan shall terminate on May 14, 1996, or on such earlier date as may be determined by the Board of Directors. Termination of the Plan, however, shall not affect the rights of optionees under Options theretofore granted to them, and all unexpired Options shall continue in force and operation after termination of the Plan except as they may lapse or be terminated by the terms and conditions contained in the respective Stock Option Agreements. No Options shall be granted pursuant to the Plan after May 14, 1996.